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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Aegean Sea Inc. of our report dated January 25, 2000 relating to the consolidated financial statements appearing in Apex Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

         PricewaterhouseCoopers LLP
         Seattle, Washington
         March 27, 2000